Exhibit 32.1

                                  CERTIFICATION
                                  -------------


Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Wilson Greatbatch Technologies, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 15, 2005                      /s/ Edward F. Voboril
                                           -------------------------------------
                                           Edward F. Voboril
                                           President and Chief Executive Officer
                                           and Chairman of the Board



Dated: March 15, 2005                      /s/ Lawrence P. Reinhold
                                           -------------------------------------
                                           Lawrence P. Reinhold
                                           Executive Vice President and
                                           Chief Financial Officer


This certification is being furnished solely to accompany this Form 10-K pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, and is not to be incorporated by reference into any filing of the Company unless such incorporation is expressly referenced within.


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